As filed with the Securities and Exchange Commission on July 9, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22072
The Cushing MLP Total Return Fund
(Exact name of registrant as specified in charter)
3300 Oak Lawn Avenue, Suite 650, Dallas, TX 75219
(Address of principal executive offices) (Zip code)
Jerry V. Swank
3300 Oak Lawn Avenue, Suite 650, Dallas, TX 75219
(Name and address of agent for service)
214-692-6334
Registrant’s telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: May 31, 2009

Item 1.  Report to Stockholders.
The Cushing MLP Total Return Fund

Semi-Annual Report
May 31, 2009

Investment Advisor Swank Energy Income Advisors, LP 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219 www.swankcapital.com

(This page intentionally left blank)

The Cushing MLP Total Return Fund
Shareholder Letter

Dear Shareholders:

We are pleased to report 2009 year to date performance of The Cushing MLP Total Return Fund (NYSE: SRV). The net asset value (“NAV”) of The Cushing MLP Total Return Fund was up 32.0% between January 1 and May 31, 2009. During this same period, the S&P 500 posted a total return of just under 3%. We believe the strong absolute and relative performance of MLPs is attributable to several key developments, including: 1) the abatement of technical selling, 2) a renewed focus on the positive MLP fundamentals, and 3) the thawing of previously frozen capital markets.

Much of the selling pressure on MLPs in 2008 came from the unwinding of leverage in the financial system. This has largely subsided. In the absence of technical selling, investors have focused more on the solid operating businesses of MLPs. In general, MLPs have continued to generate stable cash flows despite the recession. Nonetheless, we believe many investors late last year projected distribution cuts for the MLP space in 2009, and this has simply not materialized for the vast majority of partnerships. Of the 77 MLPs, all but nine and their related GP entities maintained or increased their distribution in 2009. The majority of the distribution cuts were from MLPs in the commodity sensitive upstream subsector, a group that we have generally avoided and represents less than 6% of the total MLP market capitalization.

In the fall of 2008, access to growth capital was extremely limited as credit markets in general had frozen. In 2009, investors have returned to the credit markets and spreads have tightened dramatically. Access to capital is critical to MLPs, and the chart below illustrates the strong correlation between MLP equity performance and the improvement in the credit markets.

Historical Credit Spreads vs. MLP Yields

Source: Richard Gross; Barclays Capital.

Year to date, MLPs have issued approximately $4.2 billion of debt. Importantly, non-investment grade MLPs have accessed the debt market as well. Equity issuance has recently increased significantly. $3.0 billion of equity has been raised year to date and over $1 billion in June.

MLP Capital Raised By Month

Source: Stephen Maresca, CFA; Morgan Stanley Research.
Note: Excludes general partner placements.

In 2009, our portfolio exposure in MLPs has generally been in the 80% – 135% range. The low end of the exposure range reflects our concern about the overall stock market, not our MLP specific outlook. Despite periods of being less than 100% invested, our performance has been in line with the Alerian MLP Index (32% vs. 35%, respectively) this year1. We continue to be overweight the large cap, investment grade names with strong balance sheets and general partner sponsors. These MLPs have predominantly fee-based revenues, have proven access to both the debt and equity capital markets, and, in our view, will be at the forefront of the opportunity to acquire distressed MLP assets. As processing economics have improved since late 2008, we still own select natural gas gathering and processing MLPs with high yields and secure distributions. Below is the breakout of MLP price performance year to date through May 2009.

2009 Year-To-Date Price Performance (Through May 31, 2009)

Source: Swank Energy Income Advisors, LP, Alerian Capital Management, LLC and FactSet Research Systems, Inc.

While MLPs have had a great run so far in 2009, MLPs still appear historically cheap using several key metrics, including price to cash flow, enterprise value to EBITDA, and yield spread to the 10 year treasury.

1   The Alerian MLP Index is market weighted, float adjusted and includes general partners. Performance over the period January 1 – May 31, 2009.

Historical EBITDA and Cash Flow Multiples

Source: Stephen Maresca, CFA; Morgan Stanley Research.

Historical Yield Spread Through May 31, 2009

Source: FactSet Research Systems, Inc. and Alerian Capital Management, LLC.

Given the historically cheap valuations and our favorable long term outlook for the group, we believe the conditions exist for continued positive performance for MLPs.

The Cushing MLP Total Return Fund

Jerry V. Swank
Chief Executive Officer

The Cushing MLP Total Return Fund
Allocation of Portfolio Assets
May 31, 2009 (Unaudited)
(Expressed as a Percentage of Total Investments)

(1)	Master Limited Partnerships and Related Companies

The Cushing MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2009

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — UNITED STATES — 113.5%(1)	Shares	Value

Coal — 6.9%(1)
Alliance Holdings GP, L.P.	100,000	$2,180,000
Alliance Resource Partners, L.P.	35,000	1,332,100

		3,512,100

Crude/Refined Products Pipelines and Storage — 38.1%(1)
Buckeye Partners, L.P.	50,000	2,149,500
Genesis Energy, L.P.	145,000	1,886,450
Magellan Midstream Holdings, L.P.(2)	180,000	3,785,400
Magellan Midstream Partners, L.P.	50,000	1,747,500
Plains All American Pipeline, L.P.(2)	100,000	4,428,000
Sunoco Logistics Partners, L.P.	60,000	3,145,200
TransMontaigne Partners, L.P.	91,500	2,091,690

		19,233,740

Natural Gas/Natural Gas Liquid Pipelines and Storage — 29.3%(1)
Energy Transfer Equity, L.P.	115,000	3,022,200
Energy Transfer Partners, L.P.	75,000	3,173,250
Enterprise GP Holdings, L.P.	55,000	1,488,850
Enterprise Products Partners, L.P.	100,000	2,600,000
Kinder Morgan Management, LLC	50,000	2,244,500
Spectra Energy Partners, L.P.	60,000	1,272,600
Williams Pipeline Partners, L.P.	50,000	967,500

		14,768,900

Natural Gas Gathering/Processing — 29.7%(1)
DCP Midstream Partners, L.P.	150,000	2,886,000
MarkWest Energy Partners, L.P.	175,000	3,148,250
Quicksilver Gas Services, L.P.	67,400	876,200
Regency Energy Partners, L.P.	225,000	2,844,000
Targa Resources Partners, L.P.	150,000	1,972,500
Williams Partners, L.P.	175,000	3,241,000

		14,967,950

Propane — 9.5%(1)
Inergy, L.P.	100,000	2,540,000
Inergy Holdings, L.P.	58,900	2,267,650

		4,807,650

Total Master Limited Partnerships and Related Companies (Cost $49,708,213)		57,290,340

CORPORATE BONDS — 13.4%(1)
Natural Gas/Natural Gas Liquids Pipelines — 0.6%(1)
El Paso Corp., 7.420%, due 02/15/2037	375,000	273,709

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2009 — (Continued)

CORPORATE BONDS (Continued)	Shares	Value

Natural Gas Gathering/Processing — 12.8%(1)
Copano Energy, LLC, 8.125%, due 03/01/2016	2,000,000	$1,870,000
Markwest Energy Partners, L.P., 6.875%, due 11/01/2014	2,000,000	1,650,000
Markwest Energy Partners, L.P., 8.75%, due 04/15/2018	1,000,000	835,000
Regency Energy Partners, L.P., 9.375%, due 06/01/2016	2,000,000	1,950,000
Targa Resources Partners, L.P., 8.250%, due 07/01/2016	200,000	171,000

		6,476,000

Total Corporate Bonds (Cost $6,742,647)		6,749,709

	Contracts

OPTIONS — 1.1%(1)
SPDR Trust Series 1
Expiration: June 2009, Exercise Price: $90.00	2,500	370,000
SPDR Trust Series 1
Expiration: July 2009, Exercise Price: $86.00	1,200	195,600

Total Options (Cost $879,662)		565,600

SHORT-TERM INVESTMENTS — UNITED STATES
INVESTMENT COMPANIES — 3.9%(1)	Shares

AIM Short-Term Treasury Portfolio Fund — Institutional Class(2)	392,742	392,742
Fidelity Government Portfolio Fund — Institutional Class(2)	392,742	392,742
First American Treasury Obligations Fund — Class A(2)	392,742	392,742
First American Treasury Obligations Fund — Class Y(2)	392,742	392,742
First American Treasury Obligations Fund — Class Z(2)	392,741	392,741

Total Short-Term Investments (Cost $1,963,709)		1,963,709

TOTAL INVESTMENTS — 131.9%(1) (COST $59,294,231)		66,569,358
Liabilities in Excess of Other Assets — (31.9)%(1)		(16,109,635)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0% (1)		$50,459,723

SECURITIES SOLD SHORT
Master Limited Partnerships and Related Companies — United States — (0.5)%(1)
Constellation Energy Partners, LLC	60,000	227,400

TOTAL SECURITIES SOLD SHORT — (0.5)%(1) (PROCEEDS $210,690)		$227,400

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	All or a portion of the shares have been committed as collateral for open short positions.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Assets & Liabilities (Unaudited)
May 31, 2009

Assets
Investments at value (cost $59,294,231)	$66,569,358
Receivable for investments sold	210,690
Interest receivable	77,700
Prepaid expenses and other assets	13,736

Total assets	66,871,484

Liabilities
Securities sold short, at value (proceeds $210,690)	227,400
Payable to Advisor	111,361
Payable for investments purchased	2,408,039
Distributions payable to common stockholders	2,312,237
Short-term borrowings	10,000,000
Accrued interest expense	37,185
Accrued offering expense	42,500
Accrued expenses and other liabilities	242,984
Other payables	1,030,055

Total liabilities	16,411,761

Net assets applicable to common stockholders	$50,459,723

Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 10,276,607 shares issued and outstanding (92,500,000 shares authorized)	$10,277
Additional paid-in capital	164,224,172
Accumulated net investment loss, net of income taxes	(3,313,237)
Accumulated realized loss, net of income taxes	(117,719,906)
Net unrealized gain on investments, net of income taxes	7,258,417

Net assets applicable to common stockholders	$50,459,723

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$4.91

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Operations (Unaudited)
May 31, 2009

Investment Income
Distributions received from master limited partnerships	$4,808,429
Less: return of capital on distributions(1)	(5,216,950)

Distribution income from master limited partnerships	(408,521)
Dividends from common stock (net of foreign taxes withheld of $9,257)	52,455
Dividends from short-term investments	33,556
Rebate Income	477
Other Income	6,761

Total Investment Income	(315,272)

Expenses
Professional fees	333,603
Advisory fees	279,872
Offering expense	117,221
Reports to stockholders	73,729
Trustees’ fees	54,868
Fund accounting fees	22,055
Administrator fees	21,212
Registration fees	20,618
Custodian fees and expenses	15,927
Transfer agent fees	13,881
Other expenses	34,995

Total Expenses before Interest and Dividend Expense	987,981

Interest expense	66,132
Dividend expense	5,390

Total Expenses	1,059,503
Less expense reimbursement by Advisor	(137,338)

Net Expenses	922,165

Net Investment Loss	(1,237,437)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(50,521,368)

Net change in unrealized appreciation of investments	65,291,163

Net Realized and Unrealized Gain on Investments	14,769,795

Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$13,532,358

(1)	Includes return of capital of $4,349,903 for the period ended May 31, 2009, and return of capital reclassification of $867,047 for the year ended November 30, 2008.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statements of Changes in Net Assets

	Period from
	December 1, 2008	Year Ended
	through	November 30,
	May 31, 2009	2008
	(Unaudited)

Operations
Net investment loss	$(1,237,437)	$(2,120,240)
Net realized loss on investments	(50,521,368)	(66,652,756)
Net change in unrealized appreciation (depreciation) of investments	65,291,163	(53,388,660)

Net increase (decrease) in net assets applicable to common stockholders resulting from operations	13,532,358	(122,161,656)

Dividends and Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(4,448,657)	(11,970,002)

Total dividends and distributions to common stockholders	(4,448,657)	(11,970,002)

Capital Share Transactions
Proceeds from secondary offering of 707,581 common shares	—	12,474,653
Proceeds from offering of 750,000 common shares	3,375,000	—
Issuance of 43,256 and 20,534 common shares, from reinvestment of distributions to stockholders, respectively	221,779	333,247

Net increase in net assets, applicable to common stockholders, from capital share transactions	3,596,779	12,807,900

Total increase (decrease) in net assets applicable to common stockholders	12,680,480	(121,323,758)
Net Assets
Beginning of period	37,779,243	159,103,001

End of period	$50,459,723	$37,779,243

Accumulated net investment loss at the end of the period	$(3,313,237)	$(2,075,800)

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Cash Flows (Unaudited)
Period from December 1, 2008 through May 31, 2009

Operating Activities
Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$13,532,358
Adjustments to reconcile
Net change in unrealized gain	(65,291,163)
Changes in operating assets and liabilities
Purchases of investments, at market	(155,842,181)
Proceeds from sales of investments, at market	143,372,864
Return of capital on distributions	5,216,950
Net realized losses on sales of investments	50,513,531
Net sales of short-term investments	10,298,714
Receivable for investments sold	143,305
Interest receivable	(75,858)
Prepaid and other assets	30,953
Proceeds from investments sold short, at market	3,648,681
Purchases to cover investments sold short, at market	(8,430,915)
Payable to Advisor	142,506
Payable for investments purchased	2,408,039
Distribution payable	(532)
Other payables	1,030,055
Accrued expenses	(480,106)

Net cash used in operating activities	217,201

Financing Activities
Increase Capital Stock from Common Stock Issuance net of underwriting and other direct costs	794
Additional paid-in capital from Common Stock Issuance	3,374,206
Additional paid-in capital from Dividend Reinvestment	221,779
Proceeds from borrowing facility	40,000,000
Repayment of borrowing facility	(44,500,000)
Dividends paid to common stockholders	(5,265,926)

Net cash provided by financing activities	(6,169,147)

Decrease in Cash and Cash Equivalents	(5,951,946)
Cash and Cash Equivalents:
Beginning of year	5,951,946

End of year	$—

Supplemental Disclosure of Cash Flow Information
Interest Paid	$501,022
Taxes Paid	$—
Addition paid-in capital from Dividend Reinvestment	$221,779

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Financial Highlights

	Period from		Period from
	December 1, 2008		August 27, 2007(1)
	through	Year Ended	through
	May 31, 2009	November 30, 2008	November 30, 2007
	(Unaudited)

Per Common Share Data(2)
Net Asset Value, beginning of period	$3.98	$18.17	$—
Public offering price	—	—	20.00
Underwriting discounts and offering costs on issuance of common shares	(0.01)	—	(0.94)
Income from Investment Operations:
Net investment income	0.46	1.15	0.30
Net realized and unrealized gain (loss) on investments	1.04	(14.05)	(0.89)

Total decrease from investment operations	1.50	(12.90)	(0.59)

Less Distributions to Common Stockholders:
Net investment income	—	—	—
Return of capital	(0.56)	(1.29)	(0.30)

Total distributions to common stockholders	(0.56)	(1.29)	(0.30)

Net Asset Value, end of period	$4.91	$3.98	$18.17

Per common share market value, end of period	$6.50	$10.36	$16.71
Total Investment Return Based on Market Value	(31.83)%	(31.18)%	(14.84	)%(3)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$50,460	$37,779	$159,103
Ratio of expenses (including current and deferred income tax benefit) to average net assets before waiver(4)(5)	4.53%	5.18%	(4.53)%
Ratio of expenses (including current and deferred income tax benefit) to average net assets after waiver(4)(5)	3.94%	4.75%	5.18%
Ratio of expenses (excluding current and deferred income tax benefit) to average net assets before waiver(4)(5)(6)	4.53%	2.99%	2.69%
Ratio of expenses (excluding current and deferred income tax benefit) to average net assets after waiver(4)(5)(6)	3.94%	2.56%	2.04%
Ratio of net investment income to average net assets before waiver(4)(5)(6)	(5.88)%	(1.93)%	(0.48)%
Ratio of net investment income to average net assets after waiver(4)(5)(6)	(5.29)%	(1.49)%	0.17%
Ratio of net investment income to average net assets after current and deferred income tax benefit, before waiver(4)(5)	(5.88)%	(4.12)%	6.74%
Ratio of net investment income to average net assets after current and deferred income tax benefit, after waiver(4)(5)	(5.29)%	(3.69)%	7.39%
Portfolio turnover rate	333.66%	95.78%	15.15%

(1)	Commencement of Operations

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	Annualized for periods less than one full year.

(5)	For the period from December 1, 2008 through May 31, 2009 the Company accrued $0 in net current and deferred tax expense. For the year ended November 30, 2008, the Company accrued $3,153,649 in net current and deferred tax expense. For the period from August 27, 2007 through November 30, 2007, the Company accrued $3,153,649 in net current and deferred income tax benefit.

(6)	This ratio excludes current and deferred income tax benefit on net investment income.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Notes to Financial Statements
May 31, 2009 (Unaudited)

1.	Organization

The Cushing MLP Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end management investment Company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

2.	Significant Accounting Policies

A.	Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.	Investment Valuation
The Fund will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, Swank Energy Income Advisors, LP (the “Advisor”) utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii) Listed options on debt securities are valued at the average of bid price and ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii) The Fund’s non-marketable investments will generally be valued in such manner as the Investment Advisor determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100 percent of the current market value of the securities sold short.

C.	Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Fund.

For the period from December 1, 2008 through May 31, 2009, the Fund estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Fund had estimated approximately 10 percent as investment income and approximately 90 percent as return of capital.

Subsequent to November 30, 2008, the Company revised the amount of investment income and return of capital it recognized based on the 2008 tax reporting information received from the individual MLPs. This revision amounted to a decrease in pre-tax net investment income of approximately $867,000 or $0.084 per share; an increase of approximately $467,000 or $0.045 per share in unrealized appreciation of investments; and an increase in realized gains of approximately $400,000 or $0.039 per share for the period ended May 31, 2009.

D.	Dividends and Distributions to Stockholders
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2009, the Fund’s dividends and distributions for book purposes were expected to be comprised of 100 percent return of capital. The tax character of distributions paid for the period ended May 31, 2009 will be determined in early 2010.

E.	Federal Income Taxation
The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. FIN 48 was effective as of the beginning of the first fiscal year beginning after December 15, 2006. The Fund has evaluated the application of FIN 48 and determined that it does not have a material impact on the financial statements.

F.	Cash and Cash Equivalents
The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.	Cash Flow Information
The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs and dividend and interest payments. These activities are reported in the accompanying Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the accompanying Statement of Cash Flows.

H.	Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. As of May 31, 2009, the Fund has accrued approximately $63,000 in expenses relating to the indemnification of its officers and directors relating to the legal proceedings described in Note J. The Fund’s maximum exposure under such indemnification arrangements, however, is unknown, as this would involve expenses relating to existing claims that have not yet been accrued or future claims that may be made against the Fund that have not yet occurred and may not occur.

I.	Derivative Financial Instruments
In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund occasionally engages in equity option trading as a source of protection against a broad market decline. During the period ended May 31, 2009, the Fund purchased 18,500 SPDR (S&P Depositary Receipts) Unit Trust, Series 1 equity option put contracts with various exercise prices and sold 14,800 of these option contracts for a total loss of $1,416,353. Of this loss, $1,102,291 was realized and included in the net realized loss on investments in the Statement of Operations.

On May 31, 2009 the Fund held 3,700 SPDR Unit Trust, Series 1 equity option put contracts at fair market value of $565,600. Of the 3,700 contracts held, 2,500 contracts had an exercise price of $90.00 and 1,200 contracts had an exercise price of $86.00. These equity option contracts are included in investments at value in the Statement of Assets and Liabilities. The unrealized loss of $314,062 on these equity option put contracts is included in the net change in unrealized appreciation in the Statement of Operations.

J.	Legal Proceedings
On February 10, 2009, a class action lawsuit was filed in the United States District Court, Northern District of Texas, on behalf of all persons who purchased shares of the Fund between September 1, 2008 and December 19, 2008, against the Investment Adviser, Swank Capital, LLC, Jerry V. Swank, Mark W. Fordyce, Brian R. Bruce, Ronald P. Trout and Edward N. McMillan, alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Section 36(b) of the Investment Company Act of 1940. The plaintiffs’ claims relate to the treatment and valuation of a deferred tax asset carried by the Fund under FASB Statement of Financial Accounting Standards No. 109 (Accounting for Income Taxes).

3.	Concentration of Risk

The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments; up to 50% of its managed assets in securities of MLPs and other natural resource companies that are not publicly traded, or that are otherwise restricted securities; up to 20% of its managed assets in securities of companies that are not MLPs, including other natural resource companies, and U.S. and non-U.S. issuers that may not constitute other natural resource companies; and up to 20% of its managed assets in debt securities of MLPs, other natural resource companies and other issuers.

4.	Agreements

The Fund has entered into an Investment Management Agreement with the Advisor. Under the terms of the agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Investment Advisor to the Fund. The Investment Advisor announced on December 19, 2008 that it will temporarily reduce the management fee charged to the Fund from an annual rate of 1.25% to 1.00%. The Investment Advisor is reimbursing the Fund’s expenses to the extent that total annual Fund operating expenses, not including interest payments or other expenses on borrowed funds, exceed 1.50% of average weekly managed assets. The Investment Advisor is not obligated to do so, however, and reimbursement may be discontinued at any time. The Investment Advisor announced on December 19, 2008 that it will discontinue this reimbursement. The Advisor earned $279,872 in management fees for the period ended May 31, 2009, of which $137,338 was waived by the Advisor. The waived amount includes $59,396 relating to certain offering expenses incurred after December 19, 2008.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08 percent of the first $100,000,000 of the Fund’s managed assets, 0.05 percent on the next $200,000,000 of managed assets and 0.04 percent on the balance of the Fund’s managed assets, with a minimum annual fee of $40,000.

Computershare Trust Fund, N.A. serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Fund’s daily market value, with a minimum annual fee of $4,800.

5.	Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of May 31, 2009, are as follows:

Deferred tax assets:
Net operating loss carryforward	$8,482,136
Capital loss carryforward	38,060,874

46,543,010
Deferred tax liabilities:
Basis reduction of investment in MLPs	2,203,668
Unrealized loss on investment securities	1,253,990

3,457,658
Net deferred tax asset before valuation allowance	43,085,352

Valuation allowance	(43,085,352)

Net deferred tax asset	$0

For the period from December 1, 2008 to May 31, 2009, before the application of valuation allowance, the components of income tax expense include $4,556,859 and $629,980 for deferred federal and state income tax expense, respectively. For the period ended May 31, 2009, the Fund had a net operating loss of approximately $15,432,000 and a capital loss of approximately $35,687,000 for federal income tax purposes. For the year ended November 30, 2008, the Fund had a net operating loss of approximately $6,449,000 and a capital loss of approximately $63,774,000 for federal income tax purposes. For the period ended November 30, 2007, the Fund had a net operating loss of approximately $440,000 and a capital loss of approximately $699,000 for federal income tax purposes. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As such, none of the capital loss was used to offset investment income. This capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2012. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2027.

The Fund has recorded a valuation allowance for the full amount of the deferred tax asset as the Fund believes it is more likely than not that the asset will not be utilized.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2009, as follows:

Application of statutory income tax rate	$4,736,325
State income taxes (net of federal benefit)	405,970
Non-deductible expenses	44,544
Valuation allowance	(5,186,839)

Total tax expense	$—

At May 31, 2009, the cost basis of investments and the proceeds from securities sold short for federal income tax purposes was $58,684,537 and $210,690 respectively, and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,396,301
Gross unrealized depreciation	(3,528,190)

Net unrealized appreciation	$7,868,111

The Fund files a U.S. tax return. No income tax returns are currently under examination. The statute of limitations of the Fund’s tax return remains open for the years ended November 30, 2007 and November 30, 2008. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states.

6.	Fair Value Measurements

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Fund’s fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in	Significant Other	Significant
		Active Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
Description	5/31/09	(Level 1)	(Level 2)	(Level 3)

Investments	$66,003,758	$59,254,049	$6,749,709	$0

Derivatives	565,600	565,600	0	0

Securities sold short	(227,400)	(227,400)	0	0

7.	Investment Transactions

For the period ended May 31, 2009, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $155,842,181 and $143,372,864 (excluding short-term debt securities), respectively.

8.	Common Stock

The Fund has 92,500,000 shares of capital stock authorized and 10,276,607 shares outstanding at May 31, 2009. Transactions in common stock for the year ended November 30, 2008, and the period ended May 31, 2009 were as follows:

Shares at November 30, 2007	8,755,236
Shares sold through secondary offering	707,581
Shares issued through reinvestment of distributions	20,534

Shares at November 30, 2008	9,483,351

Shares sold through additional offering	750,000
Shares issued through reinvestment of distributions	43,256

Shares at May 31, 2008	10,276,607

9.	Borrowing Facilities

The Fund maintains a margin account arrangement with Credit Suisse. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which approximates LIBOR) plus 0.30 percent. Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2009 was approximately $7,200,000 and 1.65 percent, respectively. At May 31, 2009, the principal balance outstanding was $10,000,000 and accrued interest expense was $37,185.

10.	Subsequent Event

On June 30, 2009, the Fund sold 936,090 common shares in a registered public offering at a price of $5.85 per common share. The offering price represented a 21.4% premium to the Fund’s net asset value determined immediately prior to the pricing of the offering. The common shares were sold at a discount to the market price. The Fund received approximately $5.416 million in net proceeds from the offering which will be invested in accordance with its investment objective and policies. As a result of the transaction, the Fund’s total shares outstanding increased to 11,228,235.

The Cushing MLP Total Return Fund
Additional Information (Unaudited)
May 31, 2009

Director and Officer Compensation

The Fund does not compensate any of its directors who are interested persons nor any of its officers. For the period ended May 31, 2009, the aggregate compensation paid by the Fund to the independent directors was $49,500. The Fund did not pay any special compensation to any of its directors or officers.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Stockholder Proxy Voting Results

The annual meeting of stockholders was held on May 14, 2009. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To elect Edward N. McMillan and Jerry V. Swank as Trustees of the Fund, each to hold office for a term of three years and until his successor is duly elected and qualified.

No. of Shares

01 — Edward N. McMillan Affirmative	8,647,747
Withheld	426,631

TOTAL	9,074,378
02 — Jerry V. Swank Affirmative	8,658,680
Withheld	415,698

TOTAL	9,074,378

Ronald P. Trout continued as Trustee and his terms expire on the date of the Fund’s 2010 annual meeting of shareholders, and Brian R. Bruce continued as Trustee and his terms expire on the date of the Fund’s 2011 annual meeting of stockholders.

Based upon votes required for approval, each of these matters passed.

The Cushing MLP Total Return Fund

TRUSTEES
Brian R. Bruce
Ronald P. Trout
Edward N. McMillan
Jerry V. Swank

OFFICERS
Jerry V. Swank
Chief Executive Officer and President

Mark W. Fordyce
Chief Financial Officer, Principal Accounting Officer, Treasurer, and Secretary

Michael S. Minces
Chief Compliance Officer

INVESTMENT ADVISOR
Swank Energy Income Advisors, LP
3300 Oak Lawn Avenue, Suite 650
Dallas, TX 75219

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
JP Morgan Chase Tower
2200 Ross Avenue, Suite 1600
Dallas, TX 75201

STOCK SYMBOL
Listed NYSE Symbol: SRV

The Cushing MLP Total Return Fund

Investment Advisor Swank Energy Income Advisors, LP 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219 www.swankcapital.com

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)), and is comprised of Mr. Brian Bruce, Mr. Ronald Trout and Mr. Edward McMillan.
Item 6. Investments.
(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Management of the registrant’s portfolio is the responsibility of Jerry V. Swank who is a manager of the Adviser.
(a)(1) The following table provides biographical information about the manager as of the date of this filing:

Positions(s) Held
	With Registrant and Length of	Principal Occupation
Name	Time Served	During Past Five Years

Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner of the Investment Adviser.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio manager as of May 31, 2009:

			Number of Accounts	Total Assets of Accounts
Name of	Number of	Total Assets of	Paying a Performance	Paying a Performance
Manager	Accounts	Accounts	Fee	Fee

Jerry V. Swank

Registered investment companies	0	$0	0	$0

Other pooled investment vehicles	3	$479,000,000	3	$479,000,000

Other accounts	1	$55,000,000	1	$55,000,000
(iv) Conflicts of Interest with the Investment Adviser
     Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, the affiliated funds, in which the Fund will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund’s. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest.
     The Fund’s investment opportunities may be limited by affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP or other natural resource company.

     The Investment Adviser manages several private managed accounts (“Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with the Fund. Further, the Investment Adviser may at some time in the future manage other investment funds with the same investment objective as the Fund.
     The Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, the Affiliated Funds, in which the Fund will have no interest. Investment decisions for the Fund are made independently from those of such other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.
     When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.
     The Fund’s investment opportunities may be limited by investment opportunities in the MLPs and other natural resource companies that the Investment Adviser is evaluating for the Affiliated Funds. To the extent a potential investment is appropriate for the Fund and one or more of the Affiliated Funds, the Investment Adviser will need to fairly allocate that investment to the Fund or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.
     Under the 1940 Act, the Fund and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the Fund and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund.
(a)(3) As of May 31, 2009:
Compensation
     Mr. Swank is compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Mr. Swank, including the Affiliated Funds, have investment strategies that are similar to the

Fund’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.
(a)(4) As of May 31, 2009:
Securities Beneficially Owned in the Registrant by Portfolio Managers
     The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Aggregate Dollar Range of
Beneficial Ownership
Portfolio Manager	in the Registrant
Jerry V. Swank	$10,001 — 50,000
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
				Maximum Number
			(c)	(or Approximate
			Total Number of	Dollar Value) of
			Shares (or Units)	Shares (or Units)
	(a)		Purchased as Part	that May Yet Be
	Total Number of	(b)	of Publicly	Purchased Under
	Shares (or Units)	Average Price Paid	Announced Plans	the Plans or
Period	Purchased	per Share (or Unit)	or Programs	Programs
Month #1 12/1/08-12/31/08	0	0	0	0
Month #2 1/1/09-1/31/09	0	0	0	0
Month #3 2/1/09-2/28/09	0	0	0	0
Month #4 3/1/09-3/31/09	0	0	0	0
Month #5 4/1/09-4/30/09	0	0	0	0
Month #6 5/1/09-5/31/09	0	0	0	0
Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.

Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.
(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing MLP Total Return Fund

By (Signature and Title)	/s/ Jerry V. Swank

Jerry V. Swank, President & Chief Executive Officer

Date	July 1, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry V. Swank

Jerry V. Swank, President & Chief Executive Officer

Date	July 1, 2009

By (Signature and Title)	/s/ Mark Fordyce

Mark Fordyce, Chief Financial Officer, Principal Accounting Officer, Treasurer & Secretary

Date	July 1, 2009